                                                                    EXHIBIT 23.1


                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 22, 1997 appearing on page
33 of Pharmacyclics, Inc.'s Annual Report Form 10-K for the year ended June 30, 1997.

PRICE WATERHOUSE LLP





San Jose, California
May 14, 1998